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                                                                    EXHIBIT 23.0


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Cooper Industries, Inc. of our report dated January 25, 1999, included in Appendix A to the Cooper Industries, Inc. Proxy Statement for the 1999 Annual Meeting of Shareholders.

We also consent to the incorporation by reference in the following Registration Statements on Form S-8 or Form S-3 of Cooper Industries, Inc. and in each related Prospectus of our report dated January 25, 1999, with respect to the consolidated financial statements incorporated herein by reference.

Registration
Statement No.                           Purpose

No. 2-71732       Form S-8 Registration Statement for Shares issuable pursuant to Substitute Deferred Compensation Agreements in connection with the acquisition of Crouse-Hinds Company

No. 2-33-14542    Form S-8 Registration Statement for Cooper Industries, Inc.
                  1985 and 1989 Employee Stock Purchase Plans

No. 2-33-19574    Form S-8 Registration Statement for Cooper Industries, Inc.
                  1986 Stock Option Plan

No. 2-33-29302    Form S-8 Registration Statement for 1989 Director Stock
                  Option Plan

No. 33-57829      Form S-8 Registration Statement for Cooper Industries, Inc.
                  1986 Stock Option  Plan

No. 333-02847     Form S-8 Registration Statement for Cooper Industries, Inc.
                  Directors' Stock Plan

No. 333-08277     Form S-8 Registration Statement for Cooper Industries, Inc.
                  Stock Incentive Plan

No. 333-24237     Form S-3 Registration Statement for Cooper Industries, Inc.
                  Dividend Reinvestment and Stock Purchase Plan

No. 333-51439     Form S-8 Registration Statement for Cooper Industries, Inc.
                  Director's Retainer Fee Stock Plan

No. 333-51441     Form S-8 Registration Statement for Cooper Industries, Inc.
                  Amended and Restated Management Annual Incentive Plan

                                                     /s/ ERNST & YOUNG LLP

Houston, Texas
March 30, 1999